UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2011

Uranium Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 219-3330

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 28, 2011, Uranium Resources, Inc. (the “Company”), entered into an At-The-Market Sales Agreement (the “Sales Agreement”) with BTIG, LLC (“BTIG”), pursuant to which the Company may sell from time to time, through an “at-the-market” share offering program under its Registration Statement on Form S-3 (File No. 333-174845), up to $15,000,000 in aggregate offering price of its common stock, par value $0.001 per share (the “Shares”), through BTIG, acting as sales agent (the “Offering”).

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement and any such placement notice, BTIG may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The NASDAQ Capital Market, on any other existing trading market for the Company’s common stock or to or through a market maker.  With the Company’s consent, BTIG may also sell Shares by any other method permitted by law, including in privately negotiated transactions.  BTIG will act as sales agent on a commercially reasonable efforts basis consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of NASDAQ.

The Company has no obligation to sell any Shares under the Sales Agreement, and the Company or BTIG may suspend the Offering upon proper notice and subject to other conditions.  The Offering will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement and (ii) termination of the Sales Agreement as permitted therein. The Company may terminate the Sales Agreement in its sole discretion at any time by giving five days’ prior notice to BTIG.  BTIG may terminate the Sales Agreement under the circumstances specified in the Sales Agreement and in its sole discretion at any time by giving five days’ prior notice to the Company.

The Company will pay BTIG a commission equal to 3.0% of the gross proceeds from the sale of any Shares pursuant to the Sales Agreement.  The Company has agreed to provide customary indemnification and contribution to BTIG against certain civil liabilities, including liabilities under the Securities Act.  The Company has also agreed to reimburse BTIG for its reasonable out-of-pocket expenses, including the feed and disbursement of counsel to BTIG, incurred in connection with the Offering, up to a maximum amount of $50,000.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Sales Agreement in this Item 1.01 is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference.

The Shares to be sold under the Sales Agreement are registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-174845). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01               Financial Statements and Exhibits

(d)                             Exhibits

Exhibit 1.1:	At-The-Market Sales Agreement, dated October 28, 2011, between Uranium Resources, Inc. and BTIG, LLC.

Exhibit 5.1:	Opinion of Baker & Hostetler LLP dated October 28, 2011

Exhibit 23.1:	Consent of Baker & Hostetler LLP (Included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: October 31, 2011	By:	/s/Thomas H. Ehrlich
Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

Exhibit 1.1:	At-The-Market Sales Agreement, dated October 28, 2011, between Uranium Resources, Inc. and BTIG, LLC.

Exhibit 5.1:	Opinion of Baker & Hostetler LLP dated October 28, 2011

Exhibit 23.1:	Consent of Baker & Hostetler LLP (Included in Exhibit 5.1)